Exhibit 10.1

Execution Version

CONSENT

This CONSENT (this “Consent”) is made and entered into as of April 26, 2022 by ORBIMED ROYALTY OPPORTUNITIES II, LP, in its capacity as Origination Agent and a Lender (each as defined in the Credit Agreement) under the Credit Agreement (as defined below) and DEERFIELD PRIVATE DESIGN FUND III, L.P., in its capacity as a Lender, in favor of ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower”), and acknowledged by WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (as defined in the Credit Agreement) under the Credit Agreement.

WHEREAS, the Borrower, the Lenders, the Origination Agent and the Administrative Agent are party to that certain Credit Agreement, dated as of May 20, 2019 (as amended by that certain First Amendment to Credit Agreement, dated as of June 7, 2019, that certain Amendment No. 2 and Waiver to Credit Agreement, dated as of October 21, 2020 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend certain Loans to the Borrower on the terms set forth therein;

WHEREAS, the Borrower intends to enter into an Asset Purchase Agreement substantially in the form attached hereto as Exhibit A, to be dated on or about the date hereof (the “Asset Purchase Agreement”), pursuant to which Borrower has agreed to sell and transfer to the counterparty thereunder the Assets (as defined in the Asset Purchase Agreement), including (among other things) related intellectual property rights (the “Divestiture”); and

WHEREAS, the Borrower has requested that the Lenders consent to the Borrower’s entry into and delivery of the Asset Purchase Agreement pursuant to Section 10.1 of the Credit Agreement, and the Lenders and the Administrative Agent are willing to do so under the terms and conditions set forth in this Consent.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders agree as follows:

1.                   Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Consent shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.                   Consent. The Lenders hereby consent to the Borrower’s entry into and delivery of the Asset Purchase Agreement (it being understood that such consent does not cover the consummation of the Divestiture and the other transactions contemplated by the Asset Purchase Agreement).

3.                   Conditions to Effectiveness of Consent. This Consent shall become effective upon receipt by the Administrative Agent of a counterpart signature to this Consent duly executed and delivered by the Borrower, the Lenders and the Administrative Agent.

4.                   Consent Fee. In addition to any other fees and expenses required hereunder or under the other Loan Documents, the Borrower shall be required to pay to the Administrative Agent, for the account of each Lender on a pro rata basis, a consent fee in an amount of $600,000 (the “Consent Fee”), which Consent Fee shall be due and payable no later than April 28, 2022. All fees due and payable under this Consent shall be fully earned and nonrefundable under any circumstances.

5.                   Representations and Warranties. The Borrower represents and warrants to the Lenders and the Agents as follows:

(a)  After giving effect to this Consent, the representations and warranties of the Borrower contained in the Credit Agreement or any Loan Document shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)  After giving effect to this Consent, no Default or Event of Default under the Credit Agreement will occur or be continuing.

6.                   No Implied Amendment or Waiver. Except as expressly set forth in this Consent, this Consent is limited to the matters specifically set forth and in the terms and conditions herein, and shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Consent shall be construed to imply any willingness on the part of the Agents and Lenders to agree to or consent to the Divestiture or to agree to or grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7.                   Disclosure. At or prior to 9:00 a.m. (New York City time) on the first (1st) business day following the date of this Consent, the Borrower shall file a current report on Form 8-K (the “Announcing Form 8-K”) with the Securities and Exchange Commission (the “SEC”) describing the terms of the transactions contemplated by this Consent and the Asset Purchase Agreement and disclosing any other material non-public information provided or made available to any of the Lenders, any of their respective affiliates or any of their or their affiliates’ respective officers, directors, employees, attorneys, advisors, representatives or agents (all such persons and entities, collectively, the “Applicable Persons”) by the Borrower or any of its affiliates’ officers, directors, employees, attorneys, representatives or agents prior to the filing of the Announcing Form 8-K. The Announcing Form 8-K shall include as exhibits thereto this Consent and the Asset Purchase Agreement (in each case, with redaction). The Borrower represents and warrants to the Lenders and each other Applicable Person that, from and after the filing of its applicable Announcing Form 8-K, no Applicable Person shall be (or shall be deemed to be) in possession of any material non-public information regarding the Borrower, any of the Borrower’s subsidiaries or affiliates or any other public company received from, or made available by, the Borrower or any of the Borrower’s affiliates’ officers, directors, employees, attorneys, advisors, representatives or agents. The Borrower hereby acknowledges and agrees that no Applicable Person shall have any duty of trust or confidence with respect to any material non-public information provided to any Applicable Person in breach of, or otherwise possessed (or continued to be possessed) by any Applicable Person as a result of a breach of, any of the foregoing covenants.

8.                   Waiver and Release. TO INDUCE THE AGENTS AND THE LENDERS TO AGREE TO THE TERMS OF THIS CONSENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

(a)    WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)    FOREVER RELEASE, RELIEVE, AND DISCHARGE THE AGENTS THE LENDERS AND THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)    IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR

HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)    THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)    THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f)    THE RELEASING PARTIES ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

9.                   Counterparts; Governing Law. This Consent may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Consent by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Consent. THIS CONSENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

10.               Direction. Each of the undersigned Lenders, constituting Required Lenders under the Credit Agreement, and the Origination Agent hereby authorizes the Administrative

Agent to execute and deliver this Consent and the other documents entered into in connection herewith on its behalf.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by a duly authorized signatory as of the day and year first above written.

ACUTUS MEDICAL, INC.
as the Borrower

By:	/s/ David Roman
Name:	David Roman
Title:	CFO

Signature Page to Consent

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by a duly authorized signatory as of the day and year first above written.

ORBIMED ROYALTY OPPORTUNITIES II, LP
as Origination Agent and a Lender

By OrbiMed ROF II LLC, its General Partner

By OrbiMed Advisors, LLC, its Managing Member

By:	/s/ Matthew Rizzo
Name:	Matthew Rizzo
Title:	Member

DEERFIELD PRIVATE DESIGN FUND III, L.P.
as a Lender

By Deerfield Mgmt III, L.P. General Partner By: J.E. Flynn Capital III, LLC General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

Signature Page to Consent

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by a duly authorized signatory as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION as Administrative Agent

By:	/s/ Marie Nicolosi
Name:	Marie Nicolosi
Title:	Assistant Vice President

Signature Page to Consent

EXHIBIT A

Asset Purchase Agreement